YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Bill Zollars Chairman, President & CEO JPMorgan Aviation & Transportation Conference Bill Zollars Chairman, President & CEO JPMorgan Aviation & Transportation Conference March 19, 2008

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Brand Recognition
Brand Recognition
YRC Worldwide is a $9.6 billion provider of global transportation services, transportation management solutions, and logistics management through a portfolio of successful brands.
We can handle any shipment, any where, at any speed.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Market Presence
Market Presence
• The largest LTL provider with
significant footprints in the national
and regional markets
• Expanding presence in
international markets
• A clear strategic direction
• Substantial opportunities through
the new labor contract
YRCW
Others
LTL Segment*
* Company analysis based on
full year 2006 revenue

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Margin Trends
Margin Trends
4.5%
1.5%
1.8%
3.2%
5.3%
6.1%
5.5%
2.3%
2000 2001 2002 2003 2004 2005 2006 2007
EBIT Margins*
• Improving margins at the peaks
and troughs of the economic cycle
• Operating leverage provides
significant upside when the
economy improves
• Variable cost structure allows for
positive margins even in a
downturn
* Consolidated EBIT margins for Yellow Corporation (2000-2003), Yellow Roadway Corporation (2004-2005), YRC Worldwide (2006-2007).
Excludes impairment charges in 2007. See note on slide 10 regarding GAAP vs. non-GAAP measurements.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2009 2008 2007 2006 2005 2004 2003
Asset-based companies
Roadway
(1)
USF
(2)
YRC National
ESG (3)
Acquisition phase
Synergy phase
Integration phase
NAT              Tech
(4)
(1) Roadway acquisition closed on 12/11/03
(2) USF acquisition closed on 5/24/05
(3) Formed YRC National Transportation and Enterprise Solutions Group on 1/15/07
(4) Formed North American Transportation (NAT), all asset-based companies, on 10/25/07
(5) Started the transition to one corporate sales force for the asset-based companies on 1/25/08
(6) Began the process of moving Yellow Transportation and Roadway to a common technology platform
Strategic Direction
Strategic Direction
(6)
Sales
(5)

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Current External Environment
Current External Environment
• The economy remains soft and appears to be weakening
further in some markets
• First quarter has been challenged with abnormal severe
weather patterns
• Fuel prices continue to hit record highs
• Excess capacity exists in the LTL and TL space

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

First Quarter Update
First Quarter Update
• Regional restructuring:
Reddaway is showing significant improvement since the
February 22 closures
Holland issues will take longer to address
Shutdown charges still expected around $10 million
• Unfavorable actuarial adjustment for accidents and
property liability related to prior periods of about
$10 million

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Current Initiatives
Current Initiatives
• Obtain $100 million of performance improvement
• Continue progress toward one technology platform at
Yellow and Roadway
• Effective implementation of a common corporate sales
force across all asset-based companies
• Further growth in China:
Complete the Jiayu acquisition
Current business solidly profitable

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Current Initiatives (continued)
Current Initiatives (continued)
• Network optimization:
Two significant changes of operations at Yellow and Roadway
A new and improved design at Holland
Footprints remain basically the same
Focused on efficiency; reducing hand-offs
Enables us to compete more effectively in the regional markets

Forward-Looking Statements/
GAAP vs. Non-GAAP Measures
Forward-Looking Statements/
GAAP vs. Non-GAAP Measures
• GAAP versus Non-GAAP Measures:  The earnings before interest and taxes (EBIT) margin for 2007 listed on page 4 excludes the non-cash impairment charges recorded during the year and is a non-
GAAP measure, which should not be construed as a better measure than GAAP EBIT margins.
• Forward-Looking Statements:  Page 7 contains “forward-looking statements” within the meaning of the
Securities Act and the Securities Exchange Act, identified by the word “expected”.  These are only our expectations regarding the one-time shutdown costs.  Actual shutdown costs and the timing of those costs could differ based on a number of factors including (among others) our ability to enter into, and the terms of, lease termination agreements for the leased properties, and our ability to identify all costs related to the closing of the service centers and to properly categorize the costs by type.
• Forward-looking statements on page 8 regarding our performance improvement targets are only our expectation regarding these targets. Actual performance improvement could differ materially based on a number of factors including (among others) the ability to identify and implement improvements in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement improvement opportunities, including (without limitation)
to terminate, amend or renegotiate prior contractual commitments, inflation, inclement weather, competitor pricing, fuel costs, expense volatility, economic activity, changes in debt or equity markets, effects of a terrorist attack, effects of labor relations, the accuracy of our estimates of our spending requirements, the occurrence of any unanticipated acquisition opportunities, changes in our strategic direction and the need to replace any unanticipated losses in capital assets.